Exhibit 99.1

eGain Announces Second Quarter 2026 Financial Results

AI Knowledge Hub ARR Increases 27% Year Over Year

Sunnyvale, CA (February 3, 2026) – eGain (Nasdaq: EGAN), a leading provider of AI-powered knowledge management solutions, today announced financial results for its fiscal 2026 second quarter ended December 31, 2025.

“I am pleased with our second-quarter performance, highlighted by the 27% year-over-year growth in AI Knowledge Hub ARR,” said Ashu Roy, eGain’s CEO. “AI Knowledge Hub now represents 64% of our total SaaS ARR, and we continued to build momentum with several customer wins during the quarter. One notable addition was Achmea, a leading European insurance and financial services group, which selected eGain to support 21,000 users across its contact center and enterprise teams.”

Fiscal 2026 Second Quarter Financial Highlights

●	Total revenue was $23.0 million, up 3% year over year.
●	AI Knowledge Hub annual recurring revenue grew 27% year over year to $48.4 million, contributing 64% of total SaaS annual recurring revenue.
●	GAAP gross margin was 73%, compared to 70% in Q2 fiscal 2025.
●	Non-GAAP gross margin was 74%, up from 71% in Q2 fiscal 2025.
●	GAAP net income was $2.3 million, or $0.09 per share on a basic basis and $0.08 per share on a diluted basis, compared to GAAP net income of $671,000, or $0.02 per share on a basic and diluted basis, in Q2 fiscal 2025.
●	Non-GAAP net income was $3.0 million, or $0.11 per share on a basic and diluted basis, compared to non-GAAP net income of $1.3 million, or $0.05 per share on a basic basis and $0.04 per share on a diluted basis, in Q2 fiscal 2025.
●	Adjusted EBITDA was $3.3 million, a 14% margin, compared to $1.6 million, a 7% margin, in Q2 fiscal 2025.
●	Cash provided by operating activities was $10.1 million, or an operating cash flow margin of 44%.
●	Total cash and cash equivalents were $83.1 million, compared to $70.5 million in Q2 fiscal 2025.

Fiscal 2026 First Six Months Financial Highlights

●	Total revenue was $46.5 million, up 5% year over year.
●	GAAP gross margin was 74%, compared to 70% in the same period last year.
●	Non-GAAP gross margin was 75%, up from 71% in the same period last year.
●	GAAP net income was $5.2 million, or $0.19 per share on a basic and diluted basis, compared to GAAP net income of $1.3 million, or $0.05 per share on a basic and diluted basis, in the same period last year.
●	Non-GAAP net income was $7.7 million, or $0.28 per share on a basic and diluted basis, compared to non-GAAP net income of $2.6 million, or $0.09 per share on a basic and diluted basis, in the same period last year.
●	Adjusted EBITDA was $8.3 million, an 18% margin, compared to $3.0 million, a 7% margin, in the same period last year.
●	Cash provided by operating activities was $20.5 million, or an operating cash flow margin of 44%.

Fiscal 2026 Third Quarter Financial Guidance

For the third quarter of fiscal 2026 ending March 31, 2026, eGain expects:

●	Total revenue between $22.2 million to $22.7 million.
●	GAAP net income of $1.0 million to $1.5 million, or $0.04 to $0.05 per share.
o	Includes stock-based compensation expense of approximately $800,000.
●	Non-GAAP net income of between $1.8 million to $2.3 million, or $0.06 to $0.08 per share.
●	Adjusted EBITDA of $2.6 million to $3.1 million, or margin of 12% to 14%.

Fiscal 2026 Financial Guidance

For the fiscal 2026 full year ending June 30, 2026, eGain is updating its guidance as follows:

●	Total revenue between $90.5 million to $92.0 million.
●	GAAP net income of $4.5 million to $6.0 million, or $0.16 to $0.21 per share.
o	Includes stock-based compensation expense of approximately $2.9 million.
o	Includes warrant expense of approximately $1.4 million.
●	Non-GAAP net income of $8.8 million to $10.3 million, or $0.31 to $0.36 per share.
●	Adjusted EBITDA of $10.9 million to $12.4 million, or margin of 12% to 13%.

Guidance Assumptions:

●	Weighted average shares outstanding are expected to be approximately 28.3 million for the third quarter of fiscal 2026 and 28.0 million for the full fiscal 2026.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, issuance of common stock warrant for services, stock-based compensation expense, interest income, provision for income taxes, other income (expense), net and severance and related charges. Non-GAAP net income measure is adjusted for issuance of common stock warrant for services and stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would not be substantial. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s projected non-GAAP net income and adjusted EBITDA for future periods, non-GAAP measures used to describe eGain’s expected performance. We have not presented a reconciliation of eGain’s non-GAAP net income or adjusted EBITDA to projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliations are not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2026 second quarter results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investors” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 855-669-9658 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 5842278.

About eGain

eGain AI Knowledge Hub helps businesses improve experience and reduce cost by delivering trusted, consumable answers. Visit www.eGain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the third quarter of fiscal 2026 and fiscal 2026 full year ending June 30, 2026. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the third quarter of fiscal 2026 and fiscal 2026 full year ending June 30, 2026. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third-party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2025 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli or Jim Byers

PondelWilkinson, Inc.

tkehrli@pondel.com

jbyers@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	December 31,	June 30,
	2025	2025
ASSETS
Current assets:
Cash and cash equivalents	$83,059	$62,909
Restricted cash	8	8
Accounts receivable, less provision for credit losses of $2 and $7 as of December 31, 2025 and June 30, 2025, respectively	13,769	32,775
Costs capitalized to obtain revenue contracts, net	970	1,148
Prepaid expenses	1,600	2,841
Other current assets	682	886
Total current assets	100,088	100,567
Property and equipment, net	930	670
Operating lease right-of-use assets	3,230	3,530
Costs capitalized to obtain revenue contracts, net of current portion	1,291	1,460
Goodwill	13,186	13,186
Other assets, net	28,042	28,592
Total assets	$146,767	$148,005

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,422	$2,596
Accrued compensation	4,782	6,749
Accrued liabilities	2,974	2,821
Operating lease liabilities	1,517	1,220
Deferred revenue	42,089	48,765
Total current liabilities	52,784	62,151
Deferred revenue, net of current portion	2,358	1,766
Operating lease liabilities, net of current portion	1,995	2,449
Other long-term liabilities	845	908
Total liabilities	57,982	67,274

Stockholders' equity:
Common stock, par value $0.001 per share - authorized: 60,000 shares; issued: 33,766 and 33,237 shares as of December 31, 2025 and June 30, 2025, respectively; outstanding: 27,381 and 27,083 shares as of December 31, 2025 and June 30, 2025, respectively	34	33
Additional paid-in capital	416,258	411,253
Treasury stock, at cost: 6,385 and 6,154 shares of common stock as of December 31, 2025 and June 30, 2025, respectively	(40,252)	(38,812)
Accumulated other comprehensive loss	(1,004)	(336)
Accumulated deficit	(286,251)	(291,407)
Total stockholders' equity	88,785	80,731
Total liabilities and stockholders' equity	$146,767	$148,005

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenue:
SaaS	$21,799	$20,847	$43,699	$40,667
Professional services	1,180	1,542	2,788	3,521
Total revenue	22,979	22,389	46,487	44,188
Cost of revenue:
Cost of SaaS	4,438	4,626	8,609	9,148
Cost of professional services	1,734	2,054	3,394	4,198
Total cost of revenue	6,172	6,680	12,003	13,346
Gross profit	16,807	15,709	34,484	30,842
Operating expenses:
Research and development	7,277	7,708	14,592	15,129
Sales and marketing	5,174	5,251	9,203	10,011
General and administrative	2,310	2,100	5,810	4,543
Total operating expenses	14,761	15,059	29,605	29,683
Income from operations	2,046	650	4,879	1,159
Interest income	624	661	1,086	1,432
Other income (expense), net	(32)	(431)	423	(571)
Income before income tax provision	2,638	880	6,388	2,020
Income tax provision	(302)	(209)	(1,232)	(697)
Net income	$2,336	$671	$5,156	$1,323
Per share information:
Earnings per share:
Basic	$0.09	$0.02	$0.19	$0.05
Diluted	$0.08	$0.02	$0.19	$0.05
Weighted-average shares used in computation:
Basic	27,186	28,573	27,074	28,622
Diluted	28,349	29,059	27,858	29,176

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$133	$232	$228	$462
Research and development	313	74	543	251
Sales and marketing	115	114	226	179
General and administrative	84	202	171	362
Total stock-based compensation	$645	$622	$1,168	$1,254

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Income from operations	$2,046	$650	$4,879	$1,159
Add:
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation	645	622	1,168	1,254
Non-GAAP income from operations	$2,691	$1,272	$7,397	$2,413

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income	$2,336	$671	$5,156	$1,323
Add:
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation	645	622	1,168	1,254
Non-GAAP net income	$2,981	$1,293	$7,674	$2,577
Per share information:
Non-GAAP earnings per share:
Basic	$0.11	$0.05	$0.28	$0.09
Diluted	$0.11	$0.04	$0.28	$0.09
Weighted-average shares used in computation:
Basic	27,186	28,573	27,074	28,622
Diluted	28,349	29,059	27,858	29,176

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net income	$2,336	$671	$5,156	$1,323
Add:
Depreciation and amortization	95	82	183	175
Issuance of common stock warrant for services	—	—	1,350	—
Stock-based compensation expense	645	622	1,168	1,254
Interest income	(624)	(661)	(1,086)	(1,432)
Provision for income taxes	302	209	1,232	697
Other income (expense), net	32	431	(423)	571
Severance and related charges	501	278	724	401
Adjusted EBITDA	$3,287	$1,632	$8,304	$2,989

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2025	2024
Revenue:
GAAP SaaS	$21,799	$20,847	5%	4%
GAAP professional services	1,180	1,542	(23%)	(24%)
Total GAAP revenue	$22,979	$22,389	3%	2%

Cost of Revenue:
GAAP SaaS	$4,438	$4,626
Non-GAAP SaaS	$4,438	$4,626

GAAP professional services	$1,734	$2,054
Add back:
Stock-based compensation	(133)	(232)
Non-GAAP professional services	$1,601	$1,822

GAAP total cost of revenue	$6,172	$6,680
Add back:
Stock-based compensation	(133)	(232)
Non-GAAP total cost of revenue	$6,039	$6,448	(6%)	(6%)

Gross Profit:
Non-GAAP SaaS	$17,361	$16,221
Non-GAAP professional services	(421)	(280)
Non-GAAP gross profit	$16,940	$15,941	6%	5%

Operating expenses:
GAAP research and development	$7,277	$7,708
Add back:
Stock-based compensation expense	(313)	(74)
Non-GAAP research and development	$6,964	$7,634	(9%)	(9%)

GAAP sales and marketing	$5,174	$5,251
Add back:
Stock-based compensation expense	(115)	(114)
Non-GAAP sales and marketing	$5,059	$5,137	(2%)	(2%)

GAAP general and administrative	$2,310	$2,100
Add back:
Stock-based compensation expense	(84)	(202)
Non-GAAP general and administrative	$2,226	$1,898	17%	17%

GAAP operating expenses	$14,761	$15,059
Add back:
Stock-based compensation expense	(512)	(390)
Non-GAAP operating expenses	$14,249	$14,669	(3%)	(3%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2025	2024
Revenue:
GAAP SaaS	$43,699	$40,667	7%	7%
GAAP professional services	2,788	3,521	(21%)	(21%)
Total GAAP revenue	$46,487	$44,188	5%	4%

Cost of Revenue:
GAAP SaaS	$8,609	$9,148
Non-GAAP SaaS	$8,609	$9,148

GAAP professional services	$3,394	$4,198
Add back:
Stock-based compensation	(228)	(462)
Non-GAAP professional services	$3,166	$3,736

GAAP total cost of revenue	$12,003	$13,346
Add back:
Stock-based compensation	(228)	(462)
Non-GAAP total cost of revenue	$11,775	$12,884	(9%)	(9%)

Gross Profit:
Non-GAAP SaaS	$35,090	$31,519
Non-GAAP professional services	(378)	(215)
Non-GAAP gross profit	$34,712	$31,304	11%	10%

Operating expenses:
GAAP research and development	$14,592	$15,129
Add back:
Stock-based compensation expense	(543)	(251)
Non-GAAP research and development	$14,049	$14,878	(6%)	(5%)

GAAP sales and marketing	$9,203	$10,011
Add back:
Stock-based compensation expense	(226)	(179)
Non-GAAP sales and marketing	$8,977	$9,832	(9%)	(10%)

GAAP general and administrative	$5,810	$4,543
Add back:
Issuance of common stock warrant for services	(1,350)	—
Stock-based compensation expense	(171)	(362)
Non-GAAP general and administrative	$4,289	$4,181	3%	2%

GAAP operating expenses	$29,605	$29,683
Add back:
Issuance of common stock warrant for services	(1,350)	—
Stock-based compensation expense	(940)	(792)
Non-GAAP operating expenses	$27,315	$28,891	(5%)	(6%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.